Other non-current liabilities	12 Months Ended
Dec. 31, 2023
Non-current liabilities [abstract]
Other non-current liabilities

21 Other non-current liabilities

The item reports the non-current portion of the debt to employees of the Parent Company following acceptance of the offer ("early retirement agreement") for termination of the employment relationship regulated by a specific legislative regulation providing for the early retirement of specific employees. On 30 November 2023, 59 employees of the Parent Company signed up to a voluntary exit plan regulated by specific Italian regulations aimed at encouraging the retirement of staff earlier than indicated by Italian laws, with the commitment of the Company to hire new staff with professional skills more suited to current and prospective needs.

The early retirement agreement provides that the Company makes monthly payments to the public body, INPS-National Social Security Institute, for the people who have left, equal to the amount of the allowance communicated by the same public body, whose amount is lower than the salary such people were entitled to, and the related social contribution according to a plan that for each individual employee covers the time period remaining until accrual of pension rights.

The total amount quantified by the public entity to be paid in the coming years through a installment plan of up to 60 monthly payments, concluding in 2028, amounts to 3,878, of which the debt to be paid beyond the year (from 2025 onwards) amounts to 2,984.

The total debt has been discounted at a rate of 6.308%, and the amount of the discounted debt beyond the year is equal to 2,725.

The early retirement agreement required the opening of a deposit account as collateral for 892 (see note 12) and the issuance of a guarantee of 4,459 requested by the government agency (see note 42).

	31/12/23	31/12/22
Other non-current liabilities	2,725	—
Total Other non-current liabilities	2,725	—